UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): October 15, 2009


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


  10940 Wilshire Blvd., Suite 2150, Los Angeles, California      90024
  ---------------------------------------------------------     --------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 15, 2009, the InterGroup Corporation (the "Company") received a Staff Deficiency Letter from the Nasdaq Stock Market Listing Qualifications Department indicating that the Company does not meet the minimum stockholders' equity criteria for continued listing of its common stock on the Nasdaq Capital Market and no longer complies with Listing Rule 5550(b)(1).

The Company has until October 30, 2009 to submit a plan to regain and sustain compliance with all continued listing requirements of the Nasdaq Capital Market. The Company expects to submit such a compliance plan to the Nasdaq Staff on or before that date.


ITEM 9.01.  Financial Statements and Exhibits.

    (d)   Exhibits

          99.1 Text of Press Release, dated October 21, 2009 of the
               Registrant.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: October 21, 2009                  By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel



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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1                        Press Release issued October 21, 2009